UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2017

Foot Locker, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	1-10299	13-3513936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 720-3700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 24, 2017, Foot Locker, Inc. (the “Company”) issued a press release announcing its financial and operating results for the fourth quarter and full-year 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which, in its entirety, is incorporated herein by reference. The press release includes non-GAAP financial measures of fourth quarter and full-year 2016 net income excluding an increase in tax expense due to a tax rate change in Europe, a reduction in tax expense due to a regulatory change in the United States, an after-tax impairment charge associated with the Runners Point and Sidestep banners, and a reduction in tax expense associated with a scheduled intellectual property reassessment in Europe. The press release also includes non-GAAP financial measures of fourth quarter and full-year 2015 net income excluding the impairment of certain Runners Point Group assets, and a charge related to pension litigation.

The Company believes these non-GAAP financial measures provide useful information to investors because they allow for a more direct comparison of the Company’s performance for the fourth quarter and full-year 2016 to the Company’s performance in the comparable prior-year periods. The non-GAAP financial measures are provided in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP. A GAAP to non-GAAP reconciliation of these measures is provided in the Condensed Consolidated Statements of Operations, which is part of the press release.

The Company is hosting a conference call on February 24, 2017 to discuss its fourth quarter and full-year 2016 financial results, provide its current outlook for 2017, comment on the status of its current initiatives, and discuss trends in its business and the athletic industry.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 24, 2017, issued by Foot Locker, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: February 24, 2017	By:	/s/ Lauren B. Peters
		Name:	Lauren B. Peters
		Title:	Executive Vice President and Chief Financial Officer